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Figure Markets



YLDS: The next generation of stablecoin

YLDS is a superior alternative to traditional stablecoins.
It is a public fixed-income security natively built on Provenance blockchain, designed to maintain a fixed dollar price while continuously paying SOFR – 50 bps in yield. Backed by assets of FCC, which invests your deposits in debt securities, YLDS functions as a face amount certificate rather than a fund, making it freely transferable, peer-to-peer, and better cash on the blockchain.

Why YLDS?

YLDS offers all the functionality of stablecoins like USDC–and more. As a public security, it is available to any KYC-approved holder and accrues daily interest, payable monthly. Key benefits include:

24/7 liquidity: Buy and redeem with stablecoins anytime, and convert to fiat during U.S. banking hours

Seamless transfers: Move funds between parties instantly

Multi-platform support: Hold in any Provenance Blockchain (L1) wallet or through the Figure Markets mobile app

Use case & applications

YLDS unlocks new possibilities across financial markets:

- **Institutional & exchange collateral** – A more efficient alternative to stablecoins
- **Cross-border remittances** – A blockchain-native solution for seamless global transfers
- **Fintech banking infrastructure** – A viable replacement for bank-as-a-service models
- **Yield-bearing security** – Accelerating stablecoin adoption and reshaping financial systems with banks being able to hold it on their balance sheets

SOFR stands for the Secured Overnight Financing Rate (SOFR), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. For more information, please visit the Federal Reserve Bank of New York's Website by clicking here. YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. FCC's qualified assets on deposit may exceed the deposit amounts required by applicable regulations. If there are losses on FCC's assets, FCC may not have sufficient resources to meet its obligations, including making interest and/or principal payments on your certificates. Most of FCC's assets are debt securities and are subject to risks including credit risk, interest rate risk and prepayment and extension risk. You could lose money by investing in the Stablecoin. Although the Stablecoins seeks to preserve the value of your investment at $0.01 per share, it cannot guarantee it will do so. You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates. Read the prospectus carefully before you invest.
Investment products: Not FDIC Insured, No Bank Guarantee, May Lose Value.